Securian Funds Trust

Supplement dated June 12, 2015 to the Statement of Additional
Information dated May 1, 2015

The paragraphs entitled "REGULATORY MATTERS" on pages 25 and 26 of the Statement of Additional Information are replaced in their entirety by the following:

     REGULATORY MATTERS. As an open-end investment company registered with the Securities and Exchange Commission (SEC), the Trust and its Funds are subject to the federal securities laws, including the Investment Company Act of 1940, related rules, and various SEC and SEC staff positions. In accordance with these positions, with respect to certain kinds of derivatives, a Fund must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other SEC-approved or staff-approved measures, while the derivatives contracts are open. For example, with respect to futures contracts and forward commitments that are not contractually required to "cash settle," the Trust must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to futures contracts and forward commitments that are contractually required to "cash settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal only to its net obligations under cash settled futures contracts and forward commitments, the Fund will have the ability to employ leverage to a greater extent than if it were required to segregate assets equal to the full notional value of such contracts. See the discussion above of risks associated with such contracts, including leverage risk. The Trust reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     The investment adviser, on behalf of each of the Funds that invests in futures contracts, options on future contracts, and swaps, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the National Futures Association. On February 9, 2012, the Commodities Futures Trading Commission ("CFTC") adopted final rules that require registered investment companies claiming exclusion from the term "commodity pool operator" under CFTC Rule 4.5 to use commodity futures, commodity options contracts or swaps solely for bona fide hedging purposes within the meaning and intent of Rules 1.3(z)(1) and 151.5, unless, with respect to such positions that do not come within the meaning and intent of Rules 1.3(z)(1) and 151.5, the aggregate initial margin and premiums required to establish such positions do not exceed five percent of the liquidation value of the registered investment company's portfolio, as determined at the time the most recent position was established, or the aggregate net notional value of commodity futures, commodity option contracts, or swap positions does not exceed 100 percent of the liquidation value of the pool's portfolio, determined at the time the most recent position was established, with Rule 4.5 specifying the method of calculation. If an investment adviser to a registered investment company can represent that the registered investment company's operations comply with the stated requirements of CFTC Rule 4.5, the investment adviser may rely upon a notice of exclusion from the definition of "commodity pool operator," though such notice must be affirmed annually. If an investment adviser to a registered investment company cannot rely on a notice of exclusion, because it cannot meet the requirements for exclusion, the investment adviser will have to register with the CFTC and undertake the reporting obligations and pay the expenses incurred in connection therewith. In each case, the Funds and the investment adviser will comply with Rule 4.5.

     The above limitation on the Funds' investments in futures contracts, commodity options and swaps, and the Trust's policies regarding futures contracts, options and swaps discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit.
With respect to positions in commodity futures, commodity options, and swaps contracts which do not come within the meaning and intent of bona fide hedging in the CFTC rules, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of a Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined by CFTC Rule 190.01(x) may be excluded in computing such 5%, or the aggregate net notional value of such commodity futures, commodity options contracts, or swaps positions will not exceed 100 percent of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into, in either case determined at the time the most recent position was established.

     For examples of futures contracts and their tax treatment, see Appendix C to this Statement of Additional Information.





Please retain this supplement for future reference.